EXHIBIT 99.2

                      COOPERATION AGREEMENT

     Agreement dated as of April 4, 1995 among Insituform Technologies, Inc., for itself and on behalf of Insituform North America Corp. and NuPipe, Inc. (collectively, "ITI"), Insituform Mid-America, Inc. ("IMA"), and Enviroq Corporation, for itself and on behalf of Insituform Southeast, Inc. and NuPipe Southeast, Inc. (collectively, "Enviroq").

                      W I T N E S S E T H:
                      - - - - - - - - - -

     WHEREAS, IMA and Enviroq have entered into an agreement dated November 2, 1994 (the "Merger Agreement") whereunder IMA has proposed to acquire the pipeline rehabilitation business of Enviroq; and

     WHEREAS, ITI and Enviroq, through their respective wholly-owned subsidiaries, are parties to various license agreements
(collectively, the "Licenses") relating to the Insituform(registered trademark) process and the NuPipe(registered trademark) process; and

     WHEREAS, Enviroq has requested that ITI grant its consent (the "Consent") under the Licenses in connection with the transactions contemplated by the Merger Agreement; and

     WHEREAS, by letters, each dated April 4, 1995, ITI has declined to grant the Consent; and

     WHEREAS, ITI has filed suit (the "Declaratory Action") in the Chancery Court (the "Court") for the Thirtieth Judicial District of Memphis, Shelby County, Tennessee. (Insituform North America Corp. and NuPipe, Inc. v. Insituform Southeast, Inc., et al., No. 105506-
2) seeking, among other things, a declaratory judgment confirming ITI's actions under the Licenses; and

     WHEREAS, the parties desire to continue discussions relating to the Consent while preserving the respective rights of the parties;

     NOW, THEREFORE, in consideration of the following mutual premises and covenants, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          (a) Press Releases. ITI agrees to issue the release attached hereto as Exhibit A, and IMA and Enviroq agree to issue the joint press release attached hereto as Exhibit B, in each case promptly after the execution and delivery hereof by all parties.

          (b) No Court Action. For the period from the date hereof through and including April 30, 1995, each party hereto agrees not to commence any proceeding, or take any action in any proceeding in furtherance of the Declaratory Action or any other petition or action against any party in any court, relating directly or indirectly to the Consent or the denial thereof. All time periods for filing responsive pleadings or motions with respect to the complaint filed in the Declaratory Action (including motions to dismiss on the basis of lack of jurisdiction, improper venue, or failure to state a claim) shall be tolled during the term of this Agreement. All time periods to file such responsive pleadings or such motions shall commence as of the expiration date of this Agreement.

          (c) Interpretation. The parties acknowledge and agree that neither this Agreement, nor any act or omission, of any party contemplated hereby shall prejudice the rights of any party hereto in any proceeding before the Court or otherwise.

          (d) Waiver. IMA and Enviroq each acknowledge receipt of the summons and complaint in the Declaratory Action and waive any defense with respect to the manner of service thereof. Subject to the preceding sentence, no failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

          (e) Specific Performance. If any of the provisions of this Agreement are not performed by any party in accordance with their respective terms or are otherwise breached, each other party hereby acknowledges that money damages would be an inadequate remedy for such breach and the business and assets of the other parties would be irreparably harmed. Accordingly, each party hereby agrees that the other parties, respectively, shall be entitled to specific performance and injunction or other equitable relief as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for the breach of this Agreement, but shall be in addition to all of the remedies available to each party, at law or in equity.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

          (g) Entire Agreement. This Agreement contains the entire understanding among the parties with respect to the matters contemplated by this Agreement and supersedes all prior written or oral communications, negotiations, understandings or agreements of any kind with respect to such matters; provided that this provision shall not supersede any currently existing confidentiality agreements among the parties.

          (h) Amendments. No amendment or modification of this Agreement shall be effective unless made or agreed to in writing by the parties hereto.

          (i) Parties in Interest. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and assigns.

          (j) Headings. Paragraph headings in the Agreement are for convenience only and shall not be deemed to be part of this Agreement.

          (k) Counterparts. This Agreement may be executed in counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.




              [This space intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

                              INSITUFORM TECHNOLOGIES, INC.


                              By s/Jean-Paul Richard
                                ---------------------------------
                                Jean-Paul Richard
                                 President and
                                 Chief Executive Officer


                              INSITUFORM MID-AMERICA, INC.


                              By s/Jerome Kalishman
                                ---------------------------------
                                Jerome Kalishman
                                Chairman

                              ENVIROQ CORPORATION


                              By s/James Baird
                                ---------------------------------
                                James Baird
                                President

                                                        EXHIBIT A

        [Press Release of Insituform Technologies, Inc.]

CONTACT:                -or-      ITI'S INVESTOR RELATIONS COUNSEL:

Insituform Technologies, Inc.     The Equity Group Inc.
Jean-Paul Richard                 Linda Latman (212) 836-9609
President & CEO (901) 759-7473

                                  FOR IMMEDIATE RELEASE
                                  ---------------------

      INSITUFORM TECHNOLOGIES, INC. ANNOUNCES SUIT AGAINST
      ENVIROQ CORPORATION AND INSITUFORM MID-AMERICA, INC.
          AND COOPERATION AGREEMENT STAYING PROCEEDINGS


     Memphis, TN -- April 4, 1995 -- Insituform Technologies, Inc. ("ITI") (NASDAQ National Market: INSUA) today announced that it has declined to grant its consent, as requested by Enviroq Corporation ("Enviroq") (NASDAQ National Market: EROQ) under the various Insituform(registered trademark) and NuPipe(registered trademark) license agreements with Enviroq's affiliates, in connection with the transactions contemplated by the agreement dated November 2, 1994 (the "Merger Agreement") entered into by Enviroq with Insituform Mid-America, Inc. ("IMA") (NASDAQ National Market:
INSMA). The Insituform and NuPipe license agreements, respectively, contain various provisions which require the consent of the licensor in order to avoid termination in the event of change in control of the licensee and/or assignment of the licenses.

     ITI also announced that it has filed an action in Tennessee Chancery Court pursuant to which it seeks a declaratory judgment confirming its action. ITI has agreed with Enviroq and IMA that no further action will be taken through April 30, 1995 in that lawsuit, or any other court action taken through such date, pending attempts by the parties to resolve their differences.

     Insituform Technologies, Inc. provides state-of-the-art techniques for the reconstruction of deteriorated pipelines utilizing trenchless processes, and owns the worldwide rights to the Insituform Process. By eliminating the need for disruptive excavation, ITI believes the Insituform Process provides a cost-effective solution to the problem of deteriorated pipe systems. Insituform Technologies, Inc. also offers the NuPipe Process in the United States and overseas and is engaged in the rehabilitation of pipeline for the mining and oil and gas industry under the UltraPipe(registered trademark) name.

                       #### #### #### ####

                                                        EXHIBIT B

FOR IMMEDIATE RELEASE
- - ---------------------

      INSITUFORM MID-AMERICA, INC. AND ENVIROQ CORPORATION
        ANNOUNCES SUIT BY INSITUFORM TECHNOLOGIES, INC.
          AND COOPERATION AGREEMENT STAYING PROCEEDINGS


     ST. LOUIS, MO, April 4, 1995--Insituform Mid-America, Inc. ("IMA") (NASDAQ National Market: INSMA) and Enviroq Corporation (NASDAQ National Market: EROQ) today announced that they had been advised by Insituform Technologies, Inc. ("ITI") that ITI had declined to grant its consent under the various Insituform and NuPipe license agreements with Enviroq's affiliates, in connection with the merger agreement dated November 2, 1994 entered into by Enviroq with IMA. IMA and Enviroq further announced that ITI has filed an action in Tennessee Chancery Court pursuant to which it seeks a declaratory judgment confirming its action, and that IMA, Enviroq and ITI have agreed that, through April 30, 1995, no further action will be taken in that lawsuit, or any other court action taken through such date, pending attempts by the parties to resolve their differences.

     IMA and Enviroq expect to close the merger transaction on or before April 14, 1995.

                FOR FURTHER INFORMATION CONTACT:

Jerome Kalishman, Chairman              William Long
Insituform Mid-America, Inc.            Enviroq Corporation
(314) 532-6137                          (205) 251-2400